SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2003

Structured Products Corp., on behalf of

TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
TIERS TENS Certificates Trust LTR 1998-4
TIERS Corporate Bond-Backed Certificates Trust C 1998-6
CorTS Trust for J.C. Penney Debentures
CorTS Trust for BellSouth Debentures
CorTS Trust for Xerox Capital Trust I
CorTS Trust for Southern Company Capital Trust I
CorTS Trust for Countrywide Capital I
TIERS Principal-Protected Asset Backed Certificates Trust Series Telecom 2000-7
TIERS Principal-Protected Asset Backed Certificates Trust Series Telecom 2000-13
TIERS Principal-Protected Asset Backed Certificates Trust Series Semiconductor 2000-14
TIERS Principal-Protected Asset Backed Certificates Trust Series Nasdaq 2000-15
Credit-Enhanced CorTS Trust for AON Capital A
CorTS Trust for Allstate Financing II
CorTS Trust for PECO Energy Capital Trust III
CorTS Trust for SAFECO Capital Trust I
CorTS Trust for Fleet Capital Trust II
CorTS Trust for First Union Institutional Capital I
CorTS Trust for Provident Financing Trust I
CorTS Trust II for Countrywide Capital I
CorTS Trust II for Ford Debentures
CorTS Trust II for IBM Debentures
CorTS Trust II for Provident Financing Trust I
CorTS Trust For BellSouth Capital Funding Debentures
CorTS Trust II for BellSouth Debentures
CorTS Trust for Chrysler Debentures
CorTS Trust II for IBM Debentures
CorTS Trust III for First Union Institutional Capital II
CorTS Trust III for IBM Debentures
CorTs Trust for Sherwin-Williams Debentures
CorTS Trust for AFC Capital Trust I
CorTS Trust for Worldcom Debentures
CorTS Trust II for First Union Capital I
CorTS Trust II for Chrysler Debentures
CorTS Trust II for Sherwin-Williams Debentures
CorTS Trust for Great Western Financial Trust II

CorTS Trust for U S West Communications Debentures
CorTS Trust III for Provident Financing Trust I
TIERS Principal-Protected Certificates Trust Series PXT 2000-11
TIERS Principal-Protected Certificates Trust Series FFH 2001-12
CorTS Trust for Corning Notes
CorTS Trust for BankAmerica Institutional Capital B
TIERS Principal-Protected Asset Backed Certificates Series Nasdaq 2001-8
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-11
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-19
TIERS Principal-Protected Asset Backed Certificates Trust Series DJIA 2001-26
CorTS Trust for Bristol-Myers Squibb Debentures
CorTS Trust III for AON Capital A
CorTS Trust for SunAmerica Debentures
CorTS Trust for Walt Disney Notes
CorTS Trust for Verizon Global Funding Notes
CorTS Trust for W.R. Berkeley Capital Trust
CorTS Trust III for SAFECO Capital Trust I
CorTS Trust III for Sherwin-Williams Debentures
CorTS Trust IV for IBM Debentures
CorTS Trust for Unum Notes
CorTS Trust IV for SAFECO Capital Trust I
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2002-1
TIERS Principal-Protected Asset Backed Certificates Trust Series DJIA 2002-5
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Series Nasdaq 2002-6
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Series S&P 2002-9
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Series S&P Midcap 2002-12
CorTS Trust for GE Global Insurance Notes
TIERS Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2002-19
CorTS Trust for General Electric Capital Corporation Notes
TIERS Principal-Protected Minimum Return Trust Asset Backed Certificates Trust Series DJIA 2003-1

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 783-6645

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1. Trustee's Report with respect to the January 31, 2003 Distribution Date for the CorTS Trust For SunAmerica Debentures
2.   Trustee's Report with respect to the February 1, 2003 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust C 1998-6
3.   Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust For XEROX Capital Trust I
4.   Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust For Southern Company Capital Trust I
5.   Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust For Chrysler Debentures
6.   Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust For Sherwin-Williams Debentures
7.   Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust II For Chrysler Debentures
8.   Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust II For Sherwin-Williams Debentures
9.   Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust For Great Western Financial Trust II
10. Trustee's Report with respect to the February 1, 2003 Distribution Date for the TIERS Principal-Protected Certificates Trust Series PXT 2000-11

11. Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust For Bristol-Myers Squibb Debentures
12. Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust III For Sherwin-Williams Debentures

No reports required for the other series listed.

Not Applicable.

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/Timothy P. Beaulac Name: Timothy P. Beaulac Title: President and Finance Officer

February 6, 2003

EXHIBIT INDEX

Exhibit	Page
1	Trustee's Report with respect to the January 31, 2003 Distribution Date for the CorTS Trust For SunAmerica Debentures	7

2	Trustee’s Report with respect to the February 1, 2003 8 Distribution Date for the TIERS Corporate Bond-Backed Certificates, Series C 1998-6	8

3	Trustee’s Report with respect to the February 1, 2003 9 Distribution Date for the CorTS Trust for XEROX Capital Trust I	9

4	Trustee’s Report with respect to the February 1, 2003 10 Distribution Date for the CorTS Trust For Southern Company Capital Trust I	10

5	Trustee's Report with respect to the February 1, 2003 11 Distribution Date for the CorTS Trust For Chrysler Debentures	11

6	Trustee's Report with respect to the February 1, 2003 12 Distribution Date for the CorTS Trust For Sherwin-Williams Debentures	12

7	Trustee’s Report with respect to the February 1, 2003 13 Distribution Date for the CorTS Trust II For Chrysler Debentures	13

8	Trustee’s Report with respect to the February 1, 2003 14 Distribution Date for the CorTS Trust II For Sherwin-Williams Debentures	14

9	Trustee’s Report with respect to the February 1, 2003 15 Distribution Date for the CorTS Trust For Great Western Financial Trust II	15

10	Trustee’s Report with respect to the February 1, 2003 16 Distribution Date for the TIERS Principal-Protected Certificates Trust Series PXT 2000-11	16

11	Trustee’s Report with respect to the February 1, 2003 17 Distribution Date for CorTS Trust For Bristol-Myers Squibb Debentures	17

12	Trustee's Report with respect to the February 1, 2003 18 Distribution Date for CorTS Trust III For Sherwin-Williams Debentures	18

Exhibit 1

To the Holders of
CorTS Trust For SunAmerica Debentures
6.70% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP: 22082A201 Class: A
*CUSIP: 22082AAA0 Class: B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust For SunAmerica Debentures, hereby gives notice with respect to the Distribution occurring on January 31, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Class A B	Principal $0.00 $0.00	Interest $.837500 $.002842	Total Distribution $.837500 $.002842

2.	The amount of aggregate interest due and not $0.00. paid as of the Distribution Date is

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$95,682,000aggregate principal amount of SunAmerica Inc. 5.60% Debentures due July 31, 2097 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 2,874,285 Class A Certificates representing $ 71,857,125 Aggregate Certificate Principal Balance and $ 95,682,000 Aggregate Notional Amount of Class B Certificates were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of
TIERS Corporate Bond-Backed Certificates Trust C 1998-6
6.70% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP: 871928BL0          Class:ZTF Class
*CUSIP: 871928BM8          Class:Amortizing Class

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Series C 1998-6, hereby gives notice with respect to the Distribution occurring on February 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1,000, is as set forth below:

Class ZTF Class Amortizing Class	Principal $0.00 $ 15.86959	Interest $ 0.000000 $.002842	Total Distribution $ 0.000000 $ 44.848485

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 50,000,000 aggregate principal amount of Chrysler Corporation 7.40% Debentures due 2097 (the "Term Assets") are held for the above trust.

5.	The Aggregate Certificate Principal Balance of each class of Certificates at the close of business on the Distribution Date is set forth below:

Class ZTF Class Amortizing Class	Principal Balance $50,000,000.00 $35,568,997.76

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 3

To the Holders of
CorTS Trust For Xerox Capital Trust I
Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 220804207

U.S. Bank Trust National Association, as Trustee for the CorTs Trust For Xerox Capital Trust I, hereby gives notice with respect to the Distribution occurring on February 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.00	Interest $1.000000	Total Distribution $1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 27,000,000 aggregate principal amount of Xerox Capital Trust I 8% Series B Capital Securities due February 1, 2027 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,080,000 Certificates representing $ 27,000,000 Aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 4

To the Holders of
CorTS Trust For Southern Company Capital Trust I
Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22080N205

U.S. Bank Trust National Association, as Trustee for the CorTs Trust For Southern Company Capital Trust I, hereby gives notice with respect to the Distribution occurring on February 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.00	Interest $ 1.023750	Total Distribution $ 1.023750

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 29,000,000 aggregate principal amount of Southern Company Capital Trust I 8.19% Exchange Capital Securities (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,160,000 Certificates representing $ 29,000,000 Aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 5

To the Holders of
CorTS Trust For Chrysler Debentures
Daimler Chrysler 8.0% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081E204

U.S. Bank Trust National Association, as Trustee for the CorTs Trust For Chrysler Debentures, hereby gives notice with respect to the Distribution occurring on February 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.00	Interest $ 1.00	Total Distribution $ 1.00

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 69,680,000 aggregate principal amount of Daimler Chrysler Corporation, f/k/a Chrysler Corporation 7.45% Debentures (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 2,595,580 Certificates representing $ 64,889,500 Aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 6

To the Holders of
CorTS Trust For Sherwin-Williams Debentures
7.5% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081H207

U.S. Bank Trust National Association, as Trustee for the CorTs Trust For Sherwin-Williams Debentures, hereby gives notice with respect to the Distribution occurring on February 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.00	Interest $ .937500	Total Distribution $ .937500

2.	The amount of aggregate interest due and not $0.00. paid as of the Distribution Date is

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 25,600,000 aggregate principal amount of The Sherwin-Williams Company 7.45% Debentures due February 1, 2097 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,017,173 Certificates representing $ 25,429,325 Aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 7

To the Holders of
CorTS Trust II For Chrysler Debentures
DaimlerChrysler 7.875% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081L208

U.S. Bank Trust National Association, as Trustee for the CorTs Trust II For Chrysler Debentures, hereby gives notice with respect to the Distribution occurring on February 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.00	Interest $ .984375	Total Distribution $ .984375

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 75,000,000 aggregate principal amount of DaimlerChrysler Corporation, f/k/a Chrysler Corporation 7.4% Debentures due August 1, 2097 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 2,819,047 Certificates representing $ 70,476,175 Aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 8

To the Holders of
CorTS Trust II For Sherwin-Williams Debentures
7.625% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081U208

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Sherwin-Williams Debentures, hereby gives notice with respect to the Distribution occurring on February 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.00	Interest $ .953125	Total Distribution $ .953125

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 26,000,000 aggregate principal amount of The Sherwin-Williams Company 7.45% Debentures due February 1, 2097 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,016,131 Certificates representing $ 25,403,275 Aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 9

To the Holders of
CorTS Trust For Great Western Financial Trust II
Washington Mutual 7.625% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP: 22080P200     Class:A
*CUSIP: 22081TAA0     Class:B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust For Great Western Financial Trust II, hereby gives notice with respect to the Distribution occurring on February 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Class A Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 notional amount of Class B Certificates is as set forth below:

Class A B	Principal $0.00 $0.00	Interest $ .953125 $ .072625	Total Distribution $ .953125 $ .072625

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 26,200,000 aggregate principal amount of Great Western Financial Trust II 8.206% Capital Securities, Series A (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,048,000 Class A Certificates representing $ 26,200,000 Aggregate Certificate Principal Balance and $ 26,200,000 Aggregate Notional Amount of Class B Certificates were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 10

To the Holders of
TIERS Principal-Protected Certificates Trust Series PXT 2000-11
*CUSIP: 886525AA2

U.S. Bank Trust National Association, as Trustee for the TIERS Principal-Protected Certificates Trust Series PXT 2000-11, hereby gives notice with respect to the Distribution occurring on February 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1000, is as set forth below:

Principal $0.00	Interest $ 44.250000	Total Distribution $ 44.250000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 25,000,000 aggregate principal amount of PXRE Capital Trust I 8.85% Capital Trust Pass-through Securities (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, $25,000,000 Aggregate Principal Amount of TIERS Certificates were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 11

To the Holders of
CorTS Trust For Bristol-Myers Squibb Debentures
6.80% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP: 22082BAA8     Class:A
*CUSIP: 22082B209     Class:B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust For Bristol-Myers Squibb Debentures, hereby gives notice with respect to the Distribution occurring on February 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Class A Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 notional amount of Class B Certificates is as set forth below:

Class A B	Principal $0.00 $0.00	Interest $ .850000 $ .009380	Total Distribution $ .850000 $ .009380

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 54,500,000 aggregate principal amount of Bristol-Myers Squibb Company 6.875% Debentures due August 1, 2097 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 2,180,000 Class A Certificates representing $ 54,500,000 Aggregate Certificate Principal Balance and $ 54,500,00Aggregate Notional Amount of Class B Certificates were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 12

To the Holders of
CorTS Trust III For Sherwin-Williams Debentures
7.25% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP: 22081Y200     Class:A
*CUSIP: 22081YAA9     Class:B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III For Sherwin-Williams Debentures, hereby gives notice with respect to the Distribution occurring on February 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Class A Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 notional amount of Class B Certificates is as set forth below:

Class A B	Principal $0.00 $0.00	Interest $ .906250 $ 1.00000	Total Distribution $ .906250 $ 1.00000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 74,900,000 aggregate principal amount of The Sherwin-Williams Company 7.45% Debentures due February 1, 2097 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 2,996,000 Class A Certificates representing $ 74,900,000 Aggregate Certificate Principal Balance and $ 74,900,00 Aggregate Notional Amount of Class B Certificates were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.